Exhibit 10.15

委托加工生产合作协议

Co-operation Agreement on Commissioned Processing and Production

甲方宝枫生物科技北京 限公司 以下称甲方

乙方内蒙古兴源植物油有限责任公司 以下简称乙方

Party A: Baofeng Biotechnology (Beijing) Co., Ltd. (hereinafter referred to as Party A)

Party B: Inner Mongolia Xingyuan Vegetable Oil Co., Ltd. (hereinafter referred to as Party B)

甲乙双方基于良好的信任 处于双方长远发展战略上的考虑 甲乙双方决定共同携手 就元宝枫系列产品的开发和加工生产展开合作。双方均以优秀的企业理念和专业性 本着“互 惠、互利、稳定、高效”的合作精神 优势互补 结成深层的战略合作伙伴关系。现经双方 友好协商 达成以下共识

A and B based on good trust, in the long-term development strategy of both sides, A and B decided to work together on the development and processing of Yuanbaofeng series products cooperation. Both sides with excellent enterprise concept and professionalism, in the spirit of "mutual benefit, stability and efficiency" cooperation spirit, complementary advantages, forming a deep strategic partnership. After friendly consultation, the two sides reached the following consensus:

一、 加工生产合作的范畴

1、 甲方委托乙方加工“木之源”牌元宝枫籽油、配方油等元宝枫系列产品 与之配套的 包装由乙方根据甲方的包装设计方案及要求进行采购或生产。

2、 产品的规格和技术要求等由双方另行在《加工生产订单协议》中进行确定。

I.	Scope of cooperation in processing and production

1.  Party A entrusts Party B to process the "Source of Wood" brand Yuanbaofeng seed oil, formula oil and other Yuanbaofeng series products, and the matching packaging shall be purchased or produced by Party B according to Party A's packaging design plan and requirements.

2.  specifications and technical requirements of the products shall be determined separately by both parties in the Processing and Production Order Agreement.

二、 委托加工订单

1、 甲方根据市场销售情况 以书面协议的形式向乙方提供产品订单。并在当次的《加工生产订单协议》中明确订单产品的名称、规格、数量、质量要求、原料和加工费用、交货时等。乙方如有异议 应在接订单协议后2个工作日内提出 甲乙双方应就异议事宜友好协 商解决办法。

2、 乙方在接到订单后应优先安排、积极组织生产 并按确认的订单要求提供产品。

II.	Commissioned processing orders

1.  Party A to provide the product order to Party B in the form of written agreement according to the marketing situation. The name, specification, quantity, quality requirement, raw material and processing cost, delivery time, etc. of the ordered products are specified in the processing and production order agreement. If Party B has any objection, it shall submit it within 2 working days after receiving the order agreement, and Party A and Party B shall negotiate and settle the objection amicably.

2.  Party B shall give priority to arrange and actively organize production after receiving the order, and provide the product according to the confirmed order requirements.

三、 加工产品质量及责任

1、 所生产产品的企业标准、条码、质检等均由乙方负责制定、执行 甲方承担相关费用。

2、 乙方应按照国家规定的相应质量管理标准和产品生产标准进行生产 封装时对包装物 进行检查 确保包装物洁净、完整、无破损、结合紧密 不会出现泄漏。

3、 乙方生产的产品应达到甲、乙双方确认的技术要求 产品质量符合国家标准或企业标 准。如发现产品在保质期内出现与生产有关的质量问题 由乙方负全责 并赔偿甲方的相关 经济损失。

III.	Quality and Responsibilities of Processed Products
1.	the enterprise standards, bar codes, quality inspection and so on of the produc by Party B shall be responsible for the formulation and implementation, and Party A r the related expenses.

2.  Party B shall carry out production in accordance with the corresponding quality management standards and product production standards stipulated by the State, and inspect the packaging when packaging, so as to ensure that the packaging is clean, complete, free of breakage and tightly bound, and there will be no leakage.

3.the products produced by Party B shall meet the technical requirements confirmed by both parties A and B, and the quality of the products shall conform to the national standards or enterprise standards. If the product is found to have quality problems related to production during the shelf life, Party B shall be fully responsible and compensate Party A for the related economic losses.

四、 产品交付与验收

1、 交付地点及运输 产品的交付地点是天津武清区创业总部基地C07东楼。物流运输及 费用由乙方承担 卸货由甲方承担。如遇交付地点或方式变更 由双方在当次的《加工生产 订单协议》中另行约定。

2、 交付时间 以甲乙双方确定的当次《加工生产订单协议》为准。

3、 验收期限 甲方应在产品送达交付地点后3日内验收完毕。

4、 产品质量异议提出及处理 若甲方发现产品不符合本协议的约定或当次《加工生产订 单协议》要求 应在验收期限内及时书面通知乙方 甲方在验收期限内未提岀异议的 视为 产品符合要求。

IV.	Product delivery and acceptance

1.  delivery place and transportation: the delivery place of the product is the east building of the start-up headquarters base C07 wuqing district, tianjin. Logistics transportation and expenses shall be borne by Party B, and unloading shall be borne by Party A. In the event of a change in the place or mode of delivery, the parties shall agree otherwise in the next Processing and Production Order Agreement.

2.  delivery time: the processing and production order agreement as determined by both parties shall prevail.

3.  acceptance period: party A shall complete the acceptance within 3 days after the delivery of the product.

4.  product quality objection raised and dealt with: if party a found that the product does not meet the agreement or the next "processing production order agreement" requirements, should be in time within the acceptance period written notice to party b, party a within the acceptance period did not raise objections, as the product meets the requirements.

五、 原材料

1、 产品所需原材料均由乙方釆购 乙方应确保所采购的原材料符合产品质量标准要求。

2、 甲方享有乙方最优惠的原料结算价格 且主原料的价格不得超过行业或贸易网站公布 的市场平均价格。若产品的生产还涉及到其他原料或原料价格随市场波动 经双方友好协商 后在《加工生产订单协议》中另行约定。

V.	Raw materials

All raw materials required for 1. products shall be purchased by Party B, and Party B shall ensure that the purchased raw materials meet the requirements of product quality standards.

2. Party A enjoys Party B's most favorable settlement price of raw materials, and the price of the main raw materials shall not exceed the market average price published on the industry or trade website. If the production of the product also involves other raw materials or raw material prices fluctuate with the market, after friendly consultation between the two parties in the "processing production order agreement" separately agreed.

六、 加工费用及支付

1、 甲方委托乙方生产的元宝枫籽油的加工费在当次的《加工生产订单协议》中进行确定 该价格均包括了产品原料的压榨、过滤、调配、成品储存等 若遇费用调整 双方另行协商。

2、 甲方委托乙方生产产品的加工费用 双方应本着诚信、公平的原则根据加工产品的技 术要求及材耗共同商定合理的价格 此费用包括原料的预处理、灌装、成品油装箱、打包、 装车。并在当次的《加工生产订单协议》中进行确定。

3、 甲方应于下订单之日起三日内向乙方支付该订单协议款项的50%,乙方开始生产。乙 方完成订单后通知甲方验收。甲方验货无误后 乙方开具增值税发票 甲方付清尾款。

VI.	Processing Costs and Payments

1.   the processing fee of Yuanbaofeng seed oil entrusted by Party A to Party B is determined in the Agreement of Processing and Production Order, the price includes the crushing, filtering, blending, storage of finished products, etc.

2.  Party A entrusts Party B to produce the processing cost of the product: both parties shall agree on a reasonable price according to the technical requirements of the processed product and the material consumption in accordance with the principle of good faith and fairness. This cost includes the pretreatment of raw materials, filling, packing and loading of finished oil. And in the next "processing production order agreement" to determine.

3.  Party A shall pay Party B 50% of the agreed amount of the order within 3 days from the date of placing the order, Party B shall start production. Party B shall notify Party A of the acceptance after the completion of the order. After the inspection of goods by Party A is correct, Party B shall issue a VAT invoice and Party A shall pay the final payment.

Party B shall keep the trade secrets such as product formulation and production process for Party A. No enterprise other than Party A shall be allowed to produce the same or similar products as the "Wood Source" brand products. Without the authorization of Party A, Party B does not have the right to sell the products entrusted with processing.

If the agreement is put on record, the agreement shall be put on record by Party B at its local Quality Supervision Bureau, and then Party A shall also put on record at the local Quality Supervision Bureau with a copy of Party B's own record copy.

七、 乙方需为甲方保守产品配方及其生产工艺等商业秘密。不得给除甲方以外的企业生 产与“木之源”品牌产品相同或近似的产品。未经甲方授权之前 乙方没有该委托加工产品 的销售权。

八、 若遇协议备案 协议先由乙方在其当地的质量监督局备案 然后甲方再凭乙方的己 备案文本复印件也在当地的质量监督局备案。

九、 协议期限

本协议有效期为两年 自2019年6月9日起至2021年6月8日止。

十、争议的解决

本协议履行过程中发生的争议 由双方当事人协商解决协商或调解不成的 由协议签 订地人民法院裁决。

十一、通知条款

1根据本协议需要一方向另一方发岀的全部通知以及双方的文件往来及与本协议有关的通 知和要求等 必须用书面形式 可釆用快递、传真、电子邮件、当面送交等方式传递。

2、一方变更通知或通讯地址 应自变更之日起10日内 以书面形式通知对方。

十二、协议的修改、生效和解除

1、 本协议未尽事宜 依照有关法律、法规执行 法律、法规未作规定的 甲乙双方可以 达成书面补充协议。加工生产订单及本协议的附件和补充协议均为本协议不可分割的组成部 分 与本协议具有同等的法律效力。

2、 双方协议执行期间 如因不可抗力因素 如地震、战争、政府政策等 使协议不能按 约定履行时 遇有不可抗力的一方可以提岀解除协议或者延期履行协议。

3、 本协议自双方或双方法定代表人或其授权代表人签字并加盖公章之日起生效。本协议 一式肆份 双方各执贰份 具有同等法律效力。

4、 本协议的签署地点为北京市朝阳区。

IX. Duration of the agreement

This Agreement is valid for two years from June 9,2019 to June 8,2021. X. Settlement of disputes

Disputes arising in the course of the performance of this Agreement shall be settled through consultation between the parties; if consultation or mediation fails, the people's court of the place where the Agreement is signed shall decide.

XI.	Notification clauses

In accordance with this Agreement, all notices issued by one party to the other and documents exchanged by both parties and notices and requirements relating to this Agreement shall be in writing and may be delivered by express, fax, e-mail, in person, etc.

2. party shall notify the other party in writing within 10 days from the date of the change of notice or correspondence address.

XII.	AMENDMENT, ENVIRONMENT AND REMOVAL OF AGREEMENTS

1.  matters not covered by this Agreement shall be implemented in accordance with the relevant laws and regulations, and if the laws and regulations are not stipulated, both parties may reach a written supplementary agreement. processing production orders and the annexes and supplementary agreements to this agreement are an integral part of this agreement and have the same legal effect as this agreement.

2.  the period of execution of the agreement between the two parties, such as force majeure factors (e.g. earthquake, war, government policy, etc.) that prevent the agreement from performing as agreed

In the event of force majeure, the party may propose a cancellation agreement or an extension of performance agreement.

3.  This Agreement shall enter into force on the date of signature and seal of both parties or their legal representatives or their authorized representatives. This Agreement is in one copy, each party holds two copies and has the same legal effect.

4.this agreement is signed in Chaoyang District, Beijing.